EXHIBIT 99.1

For Financial Inquiries, Contact:
Lynne Farris
Sybase Investor Relations
lfarris@sybase.com
(925) 236-8797

For Press Inquiries, Contact:
Heather Peterson
Sybase Public Relations
heatherp@sybase.com
(925) 236-6517

SYBASE 2004 FOURTH QUARTER LICENSE REVENUE
UP 7 PERCENT YEAR-OVER-YEAR
Revenues and Earnings Exceed Expectations
Mobile & Wireless Business Grows 48 Percent

DUBLIN, Calif. – January 25, 2005 – Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported total license revenues increased 7% for the fourth quarter ended December 31, 2004 compared with the same quarter a year ago. Total revenues for the quarter increased 4% to $218.6 million from total revenues of $210.7 million for the fourth quarter of 2003.

     Pro forma net income for the fourth quarter reached $38.5 million, or earnings of $0.40 per share on a diluted basis (EPS). This compares with pro forma net income of $39.2 million, or EPS of $0.39 for the 2003 fourth quarter. Net income for the fourth quarter calculated in accordance with generally accepted accounting principles (GAAP) was $24.1 million, or EPS of $0.25, versus GAAP net income of $37.7 million, or EPS of $0.38 for the 2003 fourth quarter. Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the fourth quarter and calendar year ended December 31, 2004.

     “Our team did an excellent job of executing this quarter, allowing us to achieve outstanding results and exceed expectations,” said John Chen, chairman, CEO, and president of Sybase. “Increased demand for mobility and data management solutions, plus strength in our partner channels helped us generate year-over-year license and total revenue growth.”

     “We’re very pleased with our results for the year. We strengthened and enhanced our traditional products, as 2004 emerged as our most prolific product-introduction year ever. Additionally, long-time customers demonstrated their confidence in Sybase with renewed investments in our technology. With strong cash flow and solid profitability, we finished the year on a solid note and are confident about our prospects in the coming year,” concluded Mr. Chen.

Balance Sheet and Other Data

     At December 31, 2004, Sybase reported $521.6 million in cash and cash investments, including restricted cash of $8.0 million. The company generated $68.1 million in cash flow from operations in the fourth quarter, which brings total 2004 cash flow from operations to $176.2 million.

     Sybase repurchased approximately $6.0 million worth of its stock during the 2004 fourth quarter, with $104 million of the company’s current share repurchase authorization remaining.

     Days sales outstanding for the fourth quarter was 65 days.

Conference Call and Webcast Information

     The Sybase 2004 fourth quarter conference call and Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Tuesday, January 25, 2005. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A one-week conference call replay will be available. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #307348. Additionally, a Webcast replay will be available through April 19, 2005.

About Sybase, Inc.

     Celebrating 20 years of innovation, Sybase enables the Unwired Enterprise by delivering enterprise and mobile infrastructure, development and integration software solutions. Organizations can attain maximum value from their data assets by getting the right information to the right people at the right time and place. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website: http://www.sybase.com.

Forward-Looking Statements

     Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; possible disruptive effects of organizational or personnel changes; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2004.

Sybase Fourth Quarter 2004 Selected Highlights

To help commemorate its 20th Anniversary, Sybase announcements during the fourth quarter of 2004 expanded upon the company’s leadership in the mobile enterprise computing market, while broadening its reach with key strategic partnerships.

In Q4 2004, Sybase:

Mobile Enterprise Computing

•	Was recognized as mobile middleware leader by IDC for third consecutive year:

http://www.ianywhere.com/press_releases/mobile_middleware_leader.html

•	Debuted next-generation of Pylon Anywhere™ 6.0 from Sybase subsidiary iAnywhere Solutions, Inc. and announced customers including Atea, Duke University, Eastman Chemical, Linde Gas and Rockwol:

http://www.ianywhere.com/press_releases/pylon_anywhere6.html

•	Announced one-billionth subscriber sync and celebration of the five-year anniversary of AvantGo®, a service of iAnywhere Solutions, demonstrating leadership in mobile content delivery and mobile marketing:

http://www.ianywhere.com/press_releases/ag_billionth_sync.html

•	Introduced two complementary new products — Unwired Accelerator and Unwired Orchestrator — to rapidly mobilize and extend enterprise applications for burgeoning mobile workforce:

http://www.sybase.com/detail/1,6904,1032624,00.html

•	Celebrated grand opening of new campus facility for iAnywhere Solutions in the University of Waterloo Research + Technology Park:

http://www.ianywhere.com/press_releases/waterloo_openhouse.html

•	Debuted new Answers Anywhere™ middleware platform from iAnywhere Solutions, providing advanced natural language and context understanding technology:

http://www.ianywhere.com/press_releases/answers_anywhere.html

Developer Initiatives:

•	Announced Sybase PocketBuilder™ 2.0, the latest version of the only true rapid application development tool for mobile and wireless applications:

http://www.sybase.com/detail/1,6904,1032843,00.html

•	Debuted PowerDesigner® 11, a unique Enterprise Modeling tool that enables better alignment between business and IT goals and enables flexible adaptation to changes in business conditions:

http://www.sybase.com/detail/1,6904,1033459,00.html

•	Increased Sybase Developer Network over 30 percent in the past year and added a wealth of new education and collaboration opportunities for the developer community, including membership in the Microsoft Visual Studio Industry Partner program:

http://www.sybase.com/detail/1,6904,1033769,00.html

Partnerships:

•	Created largest verified data warehouse in the world with Sun Microsystems:

http://www.sybase.com/detail/1,6904,1032634,00.html

•	Integrated Sybase Adaptive Server® Enterprise (ASE) with SAP Business One 2004 — the latest release of SAP’s business management solutions for SMBs — offering customers leading application functionality on a data management platform that delivers both high performance and low TCO:

http://www.sybase.com/detail/1,6904,1032737,00.html

•	Announced ASE for Linux will run on IBM’s eServer OpenPower systems, along with supporting joint sales, marketing and services activities worldwide, with a focus on financial services:

http://www.sybase.com/detail/1,6904,1033623,00.html

•	Introduced, with Midwest Wireless, a pilot launch of a new offering based on Sybase mFolio™ to help subscribers access personalized Web content with an enhanced browsing experience on handheld devices:

http://www.sybase.com/detail/1,6904,1032842,00.html

Industry Accolades:

•	Celebrated 20th Anniversary at a New York Stock Exchange event with more than 700 customers and partners: http://www.sybase.com/detail/1,6904,1033624,00.html

•	Sybase ASE was recognized as Golden Software Award winner in database sector by the China Software Association and the China Center for Information Industry Development:

http://www.sybase.com/detail/1,6904,1033430,00.html

Sybase, Adaptive Server, Answers Anywhere, AvantGo, iAnywhere Solutions, mFolio, PowerDesigner, PocketBuilder, and Pylon Anywhere, and are trademarks of Sybase, Inc. or its subsidiaries. “®” indicates registration with the U.S. Patent and Trademark Office. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended December 31, 2004				Three Months Ended December 31, 2003
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$87,160	—		$87,160	$81,564	—		$81,564
Services	131,468	—		131,468	129,088	—		129,088

Total revenues	218,628	—		218,628	210,652	—		210,652

Costs and expenses:
Cost of license fees	16,091	(4,710)	a	11,381	16,656	(3,831)	a	12,825
Cost of services	39,068	—		39,068	42,140	—		42,140
Sales and marketing	63,022	—		63,022	61,613	—		61,613
Product development and engineering	31,013	—		31,013	28,578	—		28,578
General and administrative	22,515	—		22,515	19,260	—		19,260
Amortization of other purchased intangibles	1,677	(1,677)	a	—	500	(500)	a	—
Stock compensation expense	1,127	(1,127)	b	—	799	(799)	b	—
Reversal of purchase accounting accrual	—	—	c	—	—	—	c	—
Cost (Reversal) of restructure	9,666	(9,666)	d	—	(1,589)	1,589	d	—

Total costs and expenses	184,179	(17,180)		166,999	167,957	(3,541)		164,416

Operating income	34,449	17,180		51,629	42,695	3,541		46,236

Interest income and expense and other, net	3,079	—		3,079	1,529	—		1,529

Income before income taxes	37,528	17,180		54,708	44,224	3,541		47,765

Provision for income taxes	13,417	2,742	e	16,159	6,502	2,072	e	8,574

Net income	$24,111	$14,438		$38,549	$37,722	$1,469		$39,191
				-				—

Basic net income per share	$0.26	$0.15		$0.41	$0.39	$0.02		$0.41
				-

Shares used in computing basic net income per share	94,280	94,280		94,280	96,662	96,662		96,662
				-

Diluted net income per share	$0.25	$0.15		$0.40	$0.38	$0.01		$0.39
				-				—

Shares used in computing diluted net income per share	96,466	96,466		96,466	100,253	100,253		100,253
				-				—

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments,

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Twelve Months Ended December 31, 2004				Twelve Months Ended December 31, 2004
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments(2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$275,872	—		$275,872	$274,817	—		$274,817
Services	512,664	—		512,664	503,245	—		503,245

Total revenues	788,536	—		788,536	778,062	—		778,062

Costs and expenses:
Cost of license fees	60,795	(17,818)	a	42,977	60,711	(15,257)	a	45,454
Cost of services	161,848	—		161,848	162,666	—		162,666
Sales and marketing	242,431	—		242,431	239,045	—		239,045
Product development and engineering	119,877	—		119,877	116,889	—		116,889
General and administrative	87,115	—		87,115	82,111	—		82,111
Amortization of other purchased intangibles	5,139	(5,139)	a	—	2,000	(2,000)	a	—
Stock compensation expense	4,599	(4,599)	b	—	2,882	(2,882)	b	—
Reversal of purchase accounting accrual	(2,677)	2,677	c	—	—	—	c	—
Cost of restructure	20,017	(20,017)	d	—	7,429	(7,429)	d	—

Total costs and expenses	699,144	(44,896)		654,248	673,733	(27,568)		646,165

Operating income	89,392	44,896		134,288	104,329	27,568		131,897

Interest income and expense and other, net	11,574	—		11,574	13,766	—		13,766

Income before income taxes	100,966	44,896		145,862	118,095	27,568		145,663

Provision for income taxes	33,016	11,268	e	44,284	30,829	9,072	e	39,901

Net income	$67,950	$33,628		$101,578	$87,266	$18,496		$105,762

Basic net income per share	$0.71	$0.35		$1.06	$0.92	$0.20		$1.12

Shares used in computing basic net income per share	95,550	95,550		95,550	94,833	94,833		94,833

Diluted net income per share	$0.69	$0.35		$1.04	$0.89	$0.19		$1.08

Shares used in computing diluted net income per share	98,001	98,001		98,001	97,582	97,582		97,582

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Prolorma adjustments include the fallowing: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) reversal of purchase accounting accrual; (d) cost of restructuring charges; (e) income tax effect of proforma adjustments.

SYBASE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
(In thousands, except share and per share data)	2004	2003
	(Unaudited)
Current assets:
Cash and cash equivalents	$321,417	$315,404
Short-term investments	158,217	155,093

Total cash, cash equivalents and short-term cash investments	479,634	470,497

Restricted cash	5,356	4,747
Accounts receivable, net	157,897	140,332
Deferred income taxes	11,205	12,739
Other current assets	14,790	16,167

Total current assets	668,882	644,482

Long-term cash investments	33,998	103,296
Restricted long-term cash investments	2,600	3,400
Property, equipment and improvements, net	64,371	67,462
Deferred income taxes	39,440	58,506
Capitalized software, net	61,771	58,947
Goodwill, net	214,110	140,875
Other purchased intangibles, net	67,208	38,715
Other assets	31,142	35,673

Total assets	$1,183,522	$1,151,356

Current liabilities:
Accounts payable	$11,962	$15,425
Accrued compensation and related expenses	43,632	39,134
Accrued income taxes	32,595	33,677
Other accrued liabilities	81,715	94,611
Deferred revenue	208,741	200,612

Total current liabilities	378,645	383,459

Other liabilities	33,121	15,129
Long-term deferred revenue	10,170	6,269
Minority interest	5,030	5,030

Stockholders equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2003- 105,337,362)	105	105
Additional paid-in capital	940,806	933,657
Accumulated deficit	(66,690)	(126,385)
Other comprehensive income	49,356	26,849
Less: Cost of treasury stock (9,818,385 shares and 2003 -6,811,898)	(159,617)	(87,672)
Unearned compensation	(7,404)	(5,085)

Total stockholders’ equity	756,556	741,469

Total liabilities and stockholders’ equity	$1,183,522	$1,151,356

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended December 31 ,		Twelve Months Ended December 31 ,
(in thousands, except per share data)	2004	2003	2004	2003
Revenues:
License fees	$87,160	$81,564	$275,872	$274,817
Services	131,468	129,088	512,664	503,245

Total revenues	218,628	210,652	788,536	778,062

Costs and expenses:
Cost of license fees	11,381	12,825	42,977	45,454
Cost of services	39,068	42,140	161,848	162,666
Sales and marketing	63,022	61,613	242,431	239,045
Product development and engineering	31,013	28,578	119,877	116,889
General and administrative	22,515	19,260	87,115	82,111

Total costs and expenses	166,999	164,416	654,248	646,165

Operating income	51,629	46,236	134,288	131,897

Interest income and expense and other, net	3,079	1,529	11,574	13,766

Income before income taxes	54,708	47,765	145,862	145,663

Provision for income taxes	16,159	8,574	44,284	39,901

Net income	$38,549	$39,191	$101,578	$105,762

Basic net income per share	$0.41	$0.41	$1.06	$1.12

Shares used in computing basic net income per share	94,280	96,662	95,550	94,833

Diluted net income per share	$0.40	$0.39	$1.04	$1.08

Shares used in computing diluted net income per share	96,466	100,253	98,001	97,582

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31 ,		Twelve Months Ended December 31 ,
(In thousands, except per share data)	2004	2003	2004	2003
Revenues:
License fees	$87,160	$81,564	$275,872	$274,817
Services	131,468	129,088	512,664	503,245

Total revenues	218,628	210,652	788,536	778,062

Costs and expenses Cost of license fees	16,091	16,656	60,795	60,711
Cost of services	39,068	42,140	161,848	162,666
Sales and marketing	63,022	61,613	242,431	239,045
Product development and engineering	31,013	28,578	119,877	116,889
General and administrative	22,515	19,260	87,115	82,111
Amortization of other purchased intangibles	1,677	500	5,139	2,000
Stock compensation expense	1,127	799	4,599	2,882
Reversal of purchase accounting accrual	—	—	(2,677)	—
Cost (Reversal) of restructure	9,666	(1,589)	20,017	7,429

Total costs and expenses	184,179	167,957	699,144	673,733

Operating income	34,449	42,695	89,392	104,329

Interest income and expense and other, net	3,079	1,529	11,574	13,766

Income before income taxes	37,528	44,224	100,966	118,095

Provision for income taxes	13,417	6,502	33,016	30,829

Net income	$24,111	$37,722	$67,950	$87,266

Basic net income per share	$0.26	$0.39	$0.71	$0.92

Shares used in computing basic net income per share	94,280	96,662	95,550	94,833

Diluted net income per share	$0.25	$0.38	$0.69	$0.89

Shares used in computing diluted net income per share	96,466	100,253	98,001	97,582

SYBASE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Twelve Months Ended
	December 31,

(Dollars in thousands)	2004	2003
Cash and cash equivalents, beginning of year	$315,404	$231,267
Cash flows from operating activities:
Net income	67,950	87,266
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	84,912	84,885
Write-off of assets in restructuring	6,908	258
(Gain) Loss on disposal of assets	2,680	(435)
Reversal of purchase accounting accrual	(2,677)	—
Deferred income taxes	504	729
Amortization of deferred stock-based compensation	4,599	2,882
Changes in assets and liabilities:
Accounts receivable	(5,342)	40,738
Other current assets	2,070	1,646
Other assets - operating	4,623	—
Accounts payable	2,323	(4,591)
Accrued compensation and related expenses	3,397	1,495
Accrued income taxes	791	6,598
Other accrued liabilities	(14,792)	(29,598)
Deferred revenues	8,887	5,622
Other liabilities	9,318	4,650

Net cash provided by operating activities	176,151	202,145
Cash flows from investing activities:
Decrease in restricted cash	191	906
Purchases of available-for-sale cash investments	(201,417)	(325,725)
Maturities of available-for-sale cash investments	149,923	153,805
Sales of available-for-sale cash investments	116,462	69,064
Business combinations, net of cash acquired	(81,255)	(13,900)
Purchases of property, equipment and improvements	(30,445)	(35,325)
Proceeds from sale of fixed assets	205	159
Capitalized software development costs	(36,484)	(27,964)
Decrease in other assets - investing	2	288

Net cash used for investing activities	(82,818)	(178,692)
Cash flows from financing activities:
Repayments of long-term obligations	(22,173)	—
Payments on capital lease	(63)	—
Minority interest	—	1
Net proceeds from the issuance of common stock and reissuance of treasury stock	35,592	55,914
Purchases of treasury stock	(115,563)	(30,883)

Net cash provided by (used for) financing activities	(102,207)	25,032
Effect of exchange rate changes on cash	14,887	35,652

Net increase in cash and cash equivalents	6,013	84,137

Cash and cash equivalents, end of period	321,417	315,404
Cash investments, end of period	192,215	258,389

Total cash, cash equivalents and cash investments, end of period	$513,632	$573,793

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial
(In thousands, except per share data)	Platform Group	Solutions	Fusion	Eliminations	Consolidated Total
Revenues:
License fees
Infrastructure	$58,622	$31	$—	$—	$58,653
Mobile and Embedded	11,927	13,226	—	—	25,153
E-Finance	715	—	2,639	—	3,354

Subtotal license fees	71,264	13,257	2,639	—	87,160
Intersegment license revenues	21	9,929	596	(10,546)	—

Total license fees	71,285	23,186	3,235	(10,546)	87,160

Services	119,293	7,821	4,354	—	131,468
Intersegment service revenues	—	7,074	1,170	(8,244)	—

Total services	119,293	14,895	5,524	(8,244)	131,468

Total revenues	190,578	38,081	8,759	(18,790)	218,628

Total allocated costs and expenses	148,716	27,402	7,834	(18,790)	165,162

Operating income before unallocated expenses	$41,862	$10,679	$925	$—	$53,466

Other unallocated expenses					1,837

Operating income after unallocated expenses					51,629

Interest income and expense and other, net					3,079

Income before income taxes					54,708

Provision for income taxes					16,159

Net income					$38,549

Basic net income per share					$0.41

Shares used in computing basic net income per share					94,280

Diluted net income per share					$0.40

Shares used in computing diluted net income per share					96,466

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$192,588	$87	$—	$—	$192,675
Mobile and Embedded	31,152	44,536	—	—	75,688
E-Finance	1,405	—	6,104	—	7,509

Subtotal license fees	225,145	44,623	6,104	—	275,872
Intersegment license revenues	117	26,063	1,190	(27,370)	—

Total license fees	225,262	70,686	7,294	(27,370)	275,872

Services	475,502	21,631	15,531	—	512,664
Intersegment service revenues	11	27,007	4,709	(31,727)	—

Total services	475,513	48,638	20,240	(31,727)	512,664

Total revenues	700,775	119,324	27,534	(59,097)	788,536

Total allocated costs and expenses	586,606	100,428	29,302	(59,097)	657,239

Operating income (loss) before unallocated expenses	$114,169	$18,896	$(1,768)	$—	$131,297

Other unallocated expenses					(2,991)

Operating income after unallocated expenses					134,288

Interest income and expense and other, net					11,574

Income before income taxes					145,862

Provision for income taxes					44,284

Net income					$101,578

Basic net income per share					$1.06

Shares used in computing basic net income per share					95,550

Diluted net income per share					$1.04

Shares used in computing diluted net income per share					98,001

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcclIeNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$58,622	$31	$—	$—	$58,653
Mobile and Embedded	11,927	13,226	—	—	25,153
E-Finance	715	—	2,639	—	3,354

Subtotal license fees	71,264	13,257	2,639	—	87,160
Intersegment license revenues	21	9,929	596	(10,546)	—

Total license fees	71,285	23,186	3,235	(10,546)	87,160

Services	119,293	7,821	4,354		131,468
Intersegment service revenues	—	7,074	1,170	(8,244)	—

Total services	119,293	14,895	5,524	(8,244)	131,468

Total revenues	190,578	38,081	8,759	(18,790)	218,628

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	148,716	27,402	7,834	(18,790)	165,162

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	41,862	10,679	925	—	53,466

Cost of restructure - 2004 Activity	7,985	—		—	7,985
Amortization of customer lists	—	711	500	—	1,211
Amortization of covenant not to compete	—	466	—	—	466
Amortization of purchased technology	2,920	979	811	—	4,710

Operating income (loss) before unallocated costs	$30,957	$8,523	$(386)	$—	$39,094

Other unallocated expenses					4,645

Operating income after unallocated expenses					34,449

Interest income and expense and other, net					3,079

Income before income taxes					37,528

Provision for income taxes					13,417

Net income					$24,111

Basic net income per share					$0.26

Shares used in computing basic net income per share					94,280

Diluted net income per share					$0.25

Shares used in computing diluted net income per share					96,466

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004
(UNAUDITED)

	Infrastructure	lAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$192,588	$87	$—	$—	$192,675
Mobile and Embedded	31,152	44,536	—	—	75,688
E-Finance	1,405	—	6,104	—	7,509

Subtotal license fees	225,145	44,623	6,104	—	275,872
Intersegment license revenues	117	26,063	1,190	(27,370)	—

Total license fees	225,262	70,686	7,294	(27,370)	275,872

Services	475,502	21,631	15,531	—	512,664
Intersegment service revenues	11	27,007	4,709	(31,727)	—

Total services	475,513	48,638	20,240	(31,727)	512,664

Total revenues	700,775	119,324	27,534	(59,097)	788,536

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	586,606	100,428	29,302	(59,097)	657,239

Operating income (loss) before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	114,169	18,896	(1,768)	—	131,297

Cost of restructure -2004 Activity	18,976	140	40	—	19,156
Amortization of customer lists	—	1,896	2,000	—	3,896
Amortization of covenant not to compete	—	1,243	—	—	1,243
Amortization of purchased technology	11,680	2,894	3,244	—	17,818

Operating income (loss) before unallocated costs	$83,513	$12,723	$(7,052)	$—	$89,184

Other unallocated expenses					(208)

Operating income after unallocated expenses					89,392

Interest income and expense and other, net					11,574

Income before income taxes					100,966

Provision for income taxes					33,016

Net income					$67,950

Basic net income per share					$0.71

Shares used in computing basic net income per share					95,550

Diluted net income per share					$0.69

Shares used in computing diluted net income per share					98,001